UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21128

Legg Mason Partners Variable Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2018

CLEARBRIDGE

VARIABLE AGGRESSIVE

GROWTH PORTFOLIO

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Portfolio objective

The Portfolio seeks capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Variable Aggressive Growth Portfolio for the twelve-month reporting period ended December 31, 2018. Please read on for a detailed look at prevailing economic and market conditions during the Portfolio’s reporting period and to learn how those conditions have affected Portfolio performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2019

II	ClearBridge Variable Aggressive Growth Portfolio

Investment commentary

Economic review

Economic activity in the U.S. was mixed during the twelve months ended December 31, 2018 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that first quarter 2018 U.S. gross domestic product (“GDP”)i growth was 2.2%. GDP growth then accelerated to 4.2% during the second quarter of 2018 — the strongest reading since the third quarter of 2014. Third quarter 2018 GDP growth was 3.4%. The deceleration in GDP growth in the third quarter of 2018 reflected a downturn in exports and decelerations in nonresidential fixed investment and personal consumption expenditures. Imports increased in the third quarter after decreasing in the second. These movements were partly offset by an upturn in private inventory investment. Finally, the U.S. Department of Commerce’s initial reading for fourth quarter 2018 GDP growth was delayed due to the partial shutdown of the U.S. government.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. As reported by the U.S. Department of Labor, when the reporting period ended on December 31, 2018, the unemployment rate was 3.9%, versus 4.1% when the period began. The percentage of longer-term unemployed also declined during the reporting period. In December 2018, 20.5% of Americans looking for a job had been out of work for more than six months, versus 21.5% when the period began.

The Federal Reserve Board (the “Fed”)ii continued tightening monetary policy during the reporting period, as it raised interest rates four times in 2018 and further reduced its balance sheet. As widely expected, the Fed raised the federal funds rateiii at its meetings that ended on March 21, 2018 (to a range between 1.50% and 1.75%), June 13, 2018 (to a range between 1.75% and 2.00%), September 26, 2018 (to a range between 2.00% and 2.25%) and December 19, 2018 (to a range between 2.25% and 2.50%). At its meeting that concluded on January 30, 2019, after the reporting period ended, the Fed kept interest rates on hold and said, “In light of global economic and financial developments and muted inflation pressures, the Committee will be patient as it determines what future adjustments to the target range for the federal funds rate may be appropriate ….”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2019

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

ClearBridge Variable Aggressive Growth Portfolio	III

Portfolio overview

Q. What is the Portfolio’s investment strategy?

A. The Portfolio seeks capital appreciation. The Portfolio invests primarily in common stocks of companies that we believe are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies which comprise the S&P 500 Indexi.

The Portfolio may invest in the securities of large, well-known companies offering prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small to medium capitalization companies, a significant portion of the Portfolio’s assets may be invested in the securities of such companies. The Portfolio may invest up to 25% of its net assets (at the time of investment) in equity securities of foreign issuers.

We emphasize individual security selection while diversifying the Portfolio’s investments across industries, which may help to reduce risk. We focus primarily, but not exclusively, on emerging growth companies that have passed their “start-up” phase and show positive earnings and the prospect of achieving significant profit gains in the two to three years after the Portfolio acquires their stocks. When evaluating an individual company’s stock, we consider whether the company may benefit from:

•	New technologies, products or services

•	New cost reducing measures

•	Changes in management

•	Favorable changes in government regulations

Q. What were the overall market conditions during the Portfolio’s reporting period?

A. U.S. equities sold off sharply in the fourth quarter of 2018 to end the reporting period with losses. Disappointing results from several of the mega cap technology and internet companies that have led the market for the last several years were a significant contributor as the S&P 500 Index suffered its second-worst December on record (-9.03%) to finish down 13.52% for the fourth quarter and -4.38% lower for 2018. The Russell 3000 Growth Indexii, the Portfolio’s benchmark, fell 16.33% for the fourth quarter, underperforming its value counterpart the Russell 3000 Value Indexiii by 409 basis points, and was down 8.58% for 2018.

Above-average corporate earnings growth boosted by corporate tax reform and continued economic strength drove U.S. markets steadily higher for the first three quarters of the reporting period. The momentum trade, bolstered by inflows into exchange-traded funds (“ETFs”) and similar passive vehicles, was a primary driver of stock performance. This was evident in the continued market leadership of the FAANG stocks (Facebook, Amazon.com, Apple, Netflix and Google/Alphabet). Despite the fourth-quarter correction, the Information Technology (“IT”) (+4.44%) and Consumer Discretionary (+4.14%) sectors were the best performers in the benchmark.

While crowding into these stocks worsened, complacency receded a bit as equity volatility trended closer to normal levels than it had in the last several years. Fears of rising inflation in late January and February 2018, coincident with the unwinding of low volatility ETFs, led to a 10% correction for the S&P 500 and the first negative quarter for the index since 2015. The heightening of U.S.-China trade tensions also created headwinds for stock performance, with some of the steepest declines occurring

ClearBridge Variable Aggressive Growth Portfolio 2018 Annual Report	1

Portfolio overview (cont’d)

among the more momentum-driven segments of the market.

Positive drivers for the reporting period included a comprehensive U.S. tax reform package that lowered individual and corporate tax rates and provided incentives for companies to repatriate profits earned overseas. The U.S. economy expanded at a healthy clip with gross domestic product (“GDP”)iv growing 4.2% year-over-year in the second quarter and 3.4% in the third quarter of 2018, while the unemployment rate fell below 4.0% as the economy continued to create jobs at a steady pace. Reacting to the healthy expansion and indications of rising prices, the Federal Reserve Board (the “Fed”)v raised short-term interest rates four times but indicated that its tightening program could slow as economic data warrants.

The Energy sector presented a significant performance headwind in 2018. After rising steadily through the first two thirds of the year, crude oil prices plummeted in the final four months to finish the year down more than 18% due to oversupply from U.S. shale drillers, Saudi Arabia and Russia coupled with the perception of lower demand from slowing global growth. The Energy sector (-32.83%) was by far the worst performer in the benchmark, with declines in the share prices of exploration & production and oil service companies exaggerated by year-end tax-loss selling and the liquidation of commodity-focused hedge funds.

Q. How did we respond to these changing market conditions?

A. Despite periods of strong performance for the contrarian and undervalued growth companies we own in the Portfolio, relative results were hampered by the continued dominance of momentum stocks trading at extreme multiples in the crowded areas of IT and the internet where we maintain limited exposure. We remain confident, however, in targeting tech companies with sound businesses and healthy balance sheets operating in areas less susceptible to competitive threats such as software companies Autodesk Inc. and Broadcom Inc.

Within the Energy sector, stock prices of exploration & production companies rallied through the first half of the period as fundamentals began to catch up with a strong commodity rally. However, the rise in oil prices reversed in the final months of the reporting period. Weaker prices, as well as negative sentiment and year-end tax loss selling, punished the entire Energy sector, failing to spare even companies like Anadarko Petroleum Corp., which continued to operate with financial discipline, returning capital to shareholders through increased buybacks, dividends and debt repayment. Oil services companies in the Portfolio, meanwhile, were hurt by delays in spending to modernize outdated oil infrastructure.

In these markets, price tends to cure price. The lower oil prices go, the more companies and countries will be forced to cut production. We believe this dynamic could result in a quicker normalization of supply and demand and higher prices in a shorter period of time. Cash flow producing enterprises and assets have a clearing price and we expect to see both strategic and private equity purchases of high-quality assets trading at depressed valuations.

The Health Care sector, specifically our biopharmaceutical holdings, had been under pressure for some time, but strong operating results and the rallies we’ve seen this reporting period from extraordinarily low

2	ClearBridge Variable Aggressive Growth Portfolio 2018 Annual Report

valuation levels are encouraging. While a laggard for the reporting period, shares of Allergan PLC rebounded strongly after several activist owners took stakes in the company. The maker of Botox delivered better than expected earnings results, announced a $2 billion share buyback and has recently reported some very positive clinical results. Long time biotechnology holding Biogen Inc., meanwhile, reported positive trial results on an Alzheimer’s treatment it is developing with Japan’s Eisai. The trial furthered the premise that targeting the buildup of plaque in the brain can improve cognition, which is consistent with the goal of Biogen Inc.’s other Alzheimer’s treatment in the pipeline.

As the recent equity correction helps the market start to normalize in terms of volatility and valuations, we believe attractively priced companies with attributes like free cash flow and durable business models with high barriers to entry will once again be rewarded. We believe conditions are setting up for our portfolio companies to monetize assets that have been depressed for some time, either through accretive mergers and acquisitions (“M&A”), increasing share buybacks or through the rerating higher of under-owned and undervalued stocks and sectors.

Performance review

For the twelve months ended December 31, 2018, Class I shares of ClearBridge Variable Aggressive Growth Portfolio1 returned -8.34%. The Portfolio’s unmanaged benchmark, the Russell 3000 Growth Index, returned -2.12% for the same period. The Lipper Variable Multi-Cap Core Funds Category Average2 returned -7.80% over the same time frame.

Performance Snapshot as of December 31, 2018 (unaudited)
	6 months	12 months
ClearBridge Variable Aggressive Growth Portfolio:
Class I	-13.51%	-8.34%
Class II	-13.61%	-8.57%
Russell 3000 Growth Index	-8.90%	-2.12%
Lipper Variable Multi-Cap Core Funds Category Average[2]	-9.70%	-7.80%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

[1]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2018, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 118 funds for the six-month period and among the 118 funds for the twelve-month period in the Portfolio’s Lipper category

ClearBridge Variable Aggressive Growth Portfolio 2018 Annual Report	3

Portfolio overview (cont’d)

Total Annual Operating Expenses (unaudited)

As of the Portfolio’s current prospectus dated May 1, 2018, the gross total annual fund operating expense ratios for Class I and Class II shares were 0.79% and 1.04%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. On an absolute basis, the Portfolio’s positions in the Health Care sector, one of eight sectors in which it was invested (out of eleven sectors in total), contributed positively to performance for the reporting period. The greatest detractors from absolute returns came from the Portfolio’s holdings in the Energy sector.

Relative to the benchmark, stock selection in the Communication Services1 and Health Care sectors and an overweight to the Health Care sector, and an underweight to the Industrials sector had positive impacts on performance.

In terms of individual Portfolio holdings, leading contributors to performance for the reporting period included positions in UnitedHealth Group Inc., Amgen Inc. and Bioverativ, Inc. in the Health Care sector, as well as Madison Square Garden Co., Class A Shares in the Communication Services sector and Autodesk, Inc. in the IT sector.

Q. What were the leading detractors from performance?

A. Relative to the benchmark, both the Portfolio’s overall stock selection and its overall sector allocation had negative impacts on performance for the reporting period. In particular, an overweight to the Energy sector, as well as stock selection in the IT, Energy and Consumer Discretionary sectors, hurt relative performance the most.

In terms of individual Portfolio holdings, leading detractors from performance for the reporting period included positions in Allergan PLC in the Health Care sector, Anadarko Petroleum Corp. and Weatherford International plc in the Energy sector, as well as Comcast Corp., Class A Shares in the Communication Services sector and Western Digital Corp. in the IT sector.

Q. Were there any significant changes to the Portfolio during the reporting period?

A. Over the course of the reporting period, we established a new position in Ultragenyx Pharmaceutical in the Health Care sector. We also closed positions in Mallinckrodt and Bioverativ in the Health Care sector, Adient in the Consumer Discretionary sector, Frank’s International in the Energy sector, as well as Fitbit, Inc., Class A Shares and Arris International Plc in the IT sector.

Thank you for your investment in ClearBridge Variable Aggressive Growth Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Portfolio’s investment goals.

[1]

As of September 28, 2018, the Telecommunication Services sector was broadened to include some companies previously classified in the Consumer Discretionary and Information Technology sectors and renamed the Communication Services sector.

4	ClearBridge Variable Aggressive Growth Portfolio 2018 Annual Report

Sincerely,

Richard A. Freeman

Portfolio Manager

ClearBridge Investments, LLC

Evan S. Bauman

Portfolio Manager

ClearBridge Investments, LLC

January 24, 2019

RISKS: Equity securities are subject to price and market fluctuations. The Portfolio may invest a significant portion of its assets in small- and mid-cap companies, which may be more volatile than investments in large-cap companies. The Portfolio may focus its investments in certain companies, industries or market sectors, increasing its vulnerability to market volatility. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations and changes in social, political and economic conditions, which could increase volatility. These risks are magnified in emerging markets. Please see the Portfolio’s prospectus for a more complete discussion of these and other risks and the Portfolio’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2018 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Portfolio’s top ten holdings (as a percentage of net assets) as of December 31, 2018 were: Biogen Inc. (9.0%), Comcast Corp., Class A Shares (8.0%), Amgen Inc. (7.6%), UnitedHealth Group Inc. (7.4%), Anadarko Petroleum Corp. (5.5%), Broadcom Ltd. (5.4%), Vertex Pharmaceuticals Inc. (5.3%), Allergan PLC (4.7%), Madison Square Garden Co., Class A Shares (3.1%) and Seagate Technology PLC (2.7%). Please refer to pages 12 through 15 for a list and percentage breakdown of the Portfolio’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Portfolio’s top five sector holdings (as a percentage of net assets) as of December 31, 2018 were: Health Care (39.7%), Communication Services (23.5%), Information Technology (19.0%), Energy (8.1%), and Industrials (5.2%). The Portfolio’s composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

ClearBridge Variable Aggressive Growth Portfolio 2018 Annual Report	5

Portfolio overview (cont’d)

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

ii

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.). The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

iii

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

iv	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

[v]

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

6	ClearBridge Variable Aggressive Growth Portfolio 2018 Annual Report

Portfolio at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Portfolio’s investments as of December 31, 2018 and December 31, 2017. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.

[1]

As of September 28, 2018, the Telecommunication Services sector was broadened to include some companies previously classified in the Consumer Discretionary and Information Technology sectors and renamed the Communication Services sector.

‡	Amount represents less than 0.1%.

ClearBridge Variable Aggressive Growth Portfolio 2018 Annual Report	7

Portfolio expenses (unaudited)

Example

As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2018 and held for the six months ended December 31, 2018.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class I	-13.51%	$1,000.00	$864.90	0.79%	$3.71	Class I	5.00%	$1,000.00	$1,021.22	0.79%	$4.02
Class II	-13.61	1,000.00	863.90	1.04	4.89	Class II	5.00	1,000.00	1,019.96	1.04	5.30

8	ClearBridge Variable Aggressive Growth Portfolio 2018 Annual Report

[1]	For the six months ended December 31, 2018.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

ClearBridge Variable Aggressive Growth Portfolio 2018 Annual Report	9

Portfolio performance (unaudited)

Average annual total returns[1]
	Class I	Class II
Twelve Months Ended 12/31/18	-8.34%	-8.57%
Five Years Ended 12/31/18	5.00	4.74
Ten Years Ended 12/31/18	14.46	14.17

Cumulative total returns[1]
Class I (12/31/08 through 12/31/18)	285.95%
Class II (12/31/08 through 12/31/18)	276.19

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

10	ClearBridge Variable Aggressive Growth Portfolio 2018 Annual Report

Historical performance

Value of $10,000 invested in

Class I Shares of ClearBridge Variable Aggressive Growth Portfolio vs. Russell 3000 Growth Index† — December 2008 - December 2018

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class I shares of ClearBridge Variable Aggressive Growth Portfolio on December 31, 2008, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2018. The hypothetical illustration also assumes a $10,000 investment in the Russell 3000 Growth Index. The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and is not subject to the same management and trading expenses as a fund. Please note that an investor cannot invest directly in an index. The performance of the Portfolio’s other class may be greater or less than the Class I shares’ performance indicated on this chart, depending on whether greater or lesser fees were incurred by shareholders investing in the other class.

ClearBridge Variable Aggressive Growth Portfolio 2018 Annual Report	11

Schedule of investments

December 31, 2018

ClearBridge Variable Aggressive Growth Portfolio

Security	Shares	Value
Common Stocks — 99.3%
Communication Services — 23.5%
Diversified Telecommunication Services — 1.1%
AT&T Inc.	302,053	$8,620,593
Entertainment — 4.3%
Liberty Media Corp-Liberty Braves, Class A Shares	9,715	242,292	*
Liberty Media Corp-Liberty Braves, Class C Shares	19,431	483,638	*
Liberty Media Corp-Liberty Formula One, Class A Shares	24,289	721,869	*
Liberty Media Corp-Liberty Formula One, Class C Shares	48,578	1,491,345	*
Lions Gate Entertainment Corp., Class B Shares	96,438	1,434,997
Madison Square Garden Co., Class A Shares	93,118	24,927,689	*
Viacom Inc., Class B Shares	71,175	1,829,197
World Wrestling Entertainment Inc., Class A Shares	40,200	3,003,744
Total Entertainment		34,134,771
Interactive Media & Services — 3.2%
Facebook Inc., Class A Shares	33,800	4,430,842	*
Liberty TripAdvisor Holdings Inc., Class A Shares	48,800	775,432	*
Twitter Inc.	700,000	20,118,000	*
Total Interactive Media & Services		25,324,274
Media — 14.9%
AMC Networks Inc., Class A Shares	182,346	10,007,148	*
CBS Corp., Class B Shares, Non Voting Shares	66,175	2,893,171
Comcast Corp., Class A Shares	1,874,250	63,818,212
Discovery Inc., Class A Shares	178,440	4,414,606	*
Discovery Inc., Class C Shares	245,320	5,661,986	*
GCI Liberty Inc., Class A Shares	70,908	2,918,573	*
Liberty Broadband Corp., Class A Shares	24,289	1,744,193	*
Liberty Broadband Corp., Class C Shares	63,152	4,548,838	*
Liberty Global PLC, Class A Shares	79,367	1,693,692	*
Liberty Global PLC, Class C Shares	240,487	4,963,652	*
Liberty Latin America Ltd., Class A Shares	13,870	200,838	*
Liberty Latin America Ltd., Class C Shares	42,029	612,362	*
Liberty Media Corp-Liberty SiriusXM, Class A Shares	97,156	3,575,341	*
Liberty Media Corp-Liberty SiriusXM, Class C Shares	194,312	7,185,658	*
MSG Networks Inc., Class A Shares	204,356	4,814,627	*
Total Media		119,052,897
Total Communication Services		187,132,535

See Notes to Financial Statements.

12	ClearBridge Variable Aggressive Growth Portfolio 2018 Annual Report

ClearBridge Variable Aggressive Growth Portfolio

Security	Shares	Value
Consumer Discretionary — 1.4%
Internet & Direct Marketing Retail — 1.4%
Liberty Expedia Holdings Inc., Class A Shares	47,272	$1,848,808	*
Qurate Retail Inc.	488,010	9,525,955	*
Total Consumer Discretionary		11,374,763
Energy — 8.1%
Energy Equipment & Services — 2.2%
Core Laboratories NV	154,750	9,232,385
National Oilwell Varco Inc.	200,848	5,161,794
Weatherford International PLC	5,473,300	3,059,575	*
Total Energy Equipment & Services		17,453,754
Oil, Gas & Consumable Fuels — 5.9%
Anadarko Petroleum Corp.	1,009,855	44,272,043
Newfield Exploration Co.	200,000	2,932,000	*
Total Oil, Gas & Consumable Fuels		47,204,043
Total Energy		64,657,797
Financials — 1.2%
Banks — 0.1%
Sterling Bancorp	43,312	715,081
Capital Markets — 0.7%
Cohen & Steers Inc.	160,400	5,504,928
Thrifts & Mortgage Finance — 0.4%
New York Community Bancorp Inc.	370,205	3,483,629
Total Financials		9,703,638
Health Care — 39.7%
Biotechnology — 24.8%
Aduro Biotech Inc.	8,540	22,546	*
Agios Pharmaceuticals Inc.	68,300	3,149,313	*
Alkermes PLC	168,920	4,984,829	*
Amgen Inc.	312,055	60,747,747
Biogen Inc.	239,106	71,951,777	*
ImmunoGen Inc.	119,100	571,680	*
Ionis Pharmaceuticals Inc.	232,950	12,593,277	*
Spark Therapeutics Inc.	18,930	740,920	*
Ultragenyx Pharmaceutical Inc.	28,130	1,223,092	*
Vertex Pharmaceuticals Inc.	254,800	42,222,908	*
Total Biotechnology		198,208,089
Health Care Equipment & Supplies — 2.4%
Medtronic PLC	197,166	17,934,219

See Notes to Financial Statements.

ClearBridge Variable Aggressive Growth Portfolio 2018 Annual Report	13

Schedule of investments (cont’d)

December 31, 2018

ClearBridge Variable Aggressive Growth Portfolio

Security	Shares	Value
Health Care Equipment & Supplies — continued
Wright Medical Group NV	53,325	$1,451,507	*
Total Health Care Equipment & Supplies		19,385,726
Health Care Providers & Services — 7.4%
UnitedHealth Group Inc.	237,790	59,238,245
Pharmaceuticals — 5.1%
Allergan PLC	281,568	37,634,379
Bausch Health Cos. Inc.	145,211	2,682,047	*
Total Pharmaceuticals		40,316,426
Total Health Care		317,148,486
Industrials — 5.2%
Aerospace & Defense — 2.6%
L3 Technologies Inc.	121,990	21,184,783
Building Products — 1.4%
Johnson Controls International PLC	370,164	10,975,363
Construction & Engineering — 0.5%
Fluor Corp.	130,170	4,191,474
Electrical Equipment — 0.2%
nVent Electric PLC	80,441	1,806,705
Machinery — 0.4%
Pentair PLC	80,441	3,039,061
Trading Companies & Distributors — 0.1%
NOW Inc.	50,212	584,468	*
Total Industrials		41,781,854
Information Technology — 19.0%
Electronic Equipment, Instruments & Components — 2.9%
Dolby Laboratories Inc., Class A Shares	40,000	2,473,600
TE Connectivity Ltd.	274,101	20,730,259
Total Electronic Equipment, Instruments & Components		23,203,859
Semiconductors & Semiconductor Equipment — 7.9%
Broadcom Inc.	170,140	43,263,199
Cree Inc.	109,880	4,700,117	*
Intel Corp.	326,779	15,335,739
Total Semiconductors & Semiconductor Equipment		63,299,055
Software — 4.5%
Autodesk Inc.	162,250	20,866,972	*
Citrix Systems Inc.	123,700	12,674,302
LogMeIn Inc.	8,368	682,578
Nuance Communications Inc.	100,000	1,323,000	*
Total Software		35,546,852

See Notes to Financial Statements.

14	ClearBridge Variable Aggressive Growth Portfolio 2018 Annual Report

ClearBridge Variable Aggressive Growth Portfolio

Security			Shares	Value
Technology Hardware, Storage & Peripherals — 3.7%
Seagate Technology PLC			557,857	$21,527,701
Western Digital Corp.			220,477	8,151,035
Total Technology Hardware, Storage & Peripherals				29,678,736
Total Information Technology				151,728,502
Materials — 1.2%
Metals & Mining — 1.2%
Freeport-McMoRan Inc.			650,180	6,703,356
Nucor Corp.			51,490	2,667,697
Total Materials				9,371,053
Total Common Stocks (Cost — $341,540,680)				792,898,628

		Expiration Date	Rights
Rights — 0.0%
Wright Medical Group NV, CVR (Cost — $521,025)		—	208,410	2,605
Total Investments before Short-Term Investments (Cost — $342,061,705)				792,901,233

	Rate		Shares
Short-Term Investments — 0.7%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class (Cost — $5,124,198)	2.174%		5,124,198	5,124,198
Total Investments — 100.0% (Cost — $347,185,903)				798,025,431
Other Assets in Excess of Liabilities — 0.0%				366,745
Total Net Assets — 100.0%				$798,392,176

*	Non-income producing security.

Abbreviation used in this schedule:

CVR	— Contingent Value Rights

See Notes to Financial Statements.

ClearBridge Variable Aggressive Growth Portfolio 2018 Annual Report	15

Statement of assets and liabilities

December 31, 2018

Assets:
Investments, at value (Cost — $347,185,903)	$798,025,431
Dividends and interest receivable	1,258,473
Receivable for Portfolio shares sold	107,128
Prepaid expenses	8,105
Total Assets	799,399,137

Liabilities:
Investment management fee payable	527,885
Payable for Portfolio shares repurchased	302,109
Service and/or distribution fees payable	36,299
Trustees’ fees payable	8,619
Accrued expenses	132,049
Total Liabilities	1,006,961
Total Net Assets	$798,392,176

Net Assets:
Par value (Note 7)	$347
Paid-in capital in excess of par value	341,113,935
Total distributable earnings (loss)	457,277,894
Total Net Assets	$798,392,176

Net Assets:
Class I	$633,953,915
Class II	$164,438,261

Shares Outstanding:
Class I	27,458,452
Class II	7,235,805

Net Asset Value:
Class I	$23.09
Class II	$22.73

See Notes to Financial Statements.

16	ClearBridge Variable Aggressive Growth Portfolio 2018 Annual Report

Statement of operations

For the Year Ended December 31, 2018

Investment Income:
Dividends	$14,457,529
Interest	56,566
Less: Foreign taxes withheld	(55,841)
Total Investment Income	14,458,254

Expenses:
Investment management fee (Note 2)	7,020,373
Service and/or distribution fees (Notes 2 and 5)	463,558
Shareholder reports	117,497
Fund accounting fees	74,474
Trustees’ fees	61,102
Audit and tax fees	43,566
Legal fees	28,195
Insurance	11,990
Transfer agent fees (Note 5)	8,666
Custody fees	7,220
Interest expense	257
Miscellaneous expenses	8,464
Total Expenses	7,845,362
Net Investment Income	6,612,892

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain From Investment Transactions	49,547,985
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(125,911,875)
Foreign currencies	(7,809)
Change in Net Unrealized Appreciation (Depreciation)	(125,919,684)
Net Loss on Investments and Foreign Currency Transactions	(76,371,699)
Decrease in Net Assets From Operations	$(69,758,807)

See Notes to Financial Statements.

ClearBridge Variable Aggressive Growth Portfolio 2018 Annual Report	17

Statements of changes in net assets

For the Years Ended December 31,	2018	2017

Operations:
Net investment income	$6,612,892	$4,172,159
Net realized gain	49,547,985	60,712,772
Change in net unrealized appreciation (depreciation)	(125,919,684)	72,551,406
Increase (Decrease) in Net Assets From Operations	(69,758,807)	137,436,337

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings(a)	(63,743,400)	(63,631,313)
Decrease in Net Assets From Distributions to Shareholders	(63,743,400)	(63,631,313)

Portfolio Share Transactions (Note 7):
Net proceeds from sale of shares	64,003,292	59,446,026
Reinvestment of distributions	63,743,400	63,631,313
Cost of shares repurchased	(135,363,683)	(130,093,933)
Decrease in Net Assets From Portfolio Share Transactions	(7,616,991)	(7,016,594)
Increase (Decrease) in Net Assets	(141,119,198)	66,788,430

Net Assets:
Beginning of year	939,511,374	872,722,944
End of year(b)	$798,392,176	$939,511,374

(a)

Distributions from net investment income and from realized gains are no longer required to be separately disclosed. See Note 9. For the year ended December 31, 2017, distributions from net investment income and net realized gains were $4,200,042 and $59,431,271, respectively.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required. See Note 9. For the year ended December 31, 2017, end of year net assets included undistributed net investment income of $57,531.

See Notes to Financial Statements.

18	ClearBridge Variable Aggressive Growth Portfolio 2018 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$27.18	$25.08	$26.28	$30.08	$26.67

Income (loss) from operations:
Net investment income	0.21	0.14	0.17	0.10	0.05
Net realized and unrealized gain (loss)	(2.35)	3.90	0.16	(0.65)	5.37
Total income (loss) from operations	(2.14)	4.04	0.33	(0.55)	5.42

Less distributions from:
Net investment income	(0.17)	(0.14)	(0.17)	(0.11)	(0.05)
Net realized gains	(1.78)	(1.80)	(1.36)	(3.14)	(1.96)
Total distributions	(1.95)	(1.94)	(1.53)	(3.25)	(2.01)

Net asset value, end of year	$23.09	$27.18	$25.08	$26.28	$30.08
Total return[2]	(8.34)%	16.29%	1.20%	(1.73)%	20.39%

Net assets, end of year (millions)	$634	$759	$711	$749	$822

Ratios to average net assets:
Gross expenses	0.79%	0.79%	0.79%	0.79%	0.80%
Net expenses[3]	0.79	0.79	0.79	0.79	0.80
Net investment income	0.75	0.50	0.66	0.33	0.19

Portfolio turnover rate	0%	6%	6%	0%	0%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. Prior to August 3, 2015, the expense limitation was 1.00%.

See Notes to Financial Statements.

ClearBridge Variable Aggressive Growth Portfolio 2018 Annual Report	19

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class II Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$26.78	$24.74	$25.95	$29.72	$26.40

Income (loss) from operations:
Net investment income (loss)	0.14	0.07	0.11	0.03	(0.02)
Net realized and unrealized gain (loss)	(2.31)	3.84	0.15	(0.64)	5.30
Total income (loss) from operations	(2.17)	3.91	0.26	(0.61)	5.28

Less distributions from:
Net investment income	(0.10)	(0.07)	(0.11)	(0.02)	(0.00) [2]
Net realized gains	(1.78)	(1.80)	(1.36)	(3.14)	(1.96)
Total distributions	(1.88)	(1.87)	(1.47)	(3.16)	(1.96)

Net asset value, end of year	$22.73	$26.78	$24.74	$25.95	$29.72
Total return[3]	(8.57)%	15.99%	0.94%	(1.94)%	20.08%

Net assets, end of year (millions)	$164	$180	$162	$176	$152

Ratios to average net assets:
Gross expenses	1.04%	1.04%	1.04%	1.04%	1.05%
Net expenses[4]	1.04	1.04	1.04	1.04	1.05
Net investment income (loss)	0.51	0.25	0.42	0.09	(0.06)

Portfolio turnover rate	0%	6%	6%	0%	0%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class II shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. Prior to August 3, 2015, the expense limitation was 1.25%.

See Notes to Financial Statements.

20	ClearBridge Variable Aggressive Growth Portfolio 2018 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge Variable Aggressive Growth Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies

ClearBridge Variable Aggressive Growth Portfolio 2018 Annual Report	21

Notes to financial statements (cont’d)

adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

22	ClearBridge Variable Aggressive Growth Portfolio 2018 Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks	$792,898,628	—	—	$792,898,628
Rights	2,605	—	—	2,605
Total long-term investments	$792,901,233	—	—	$792,901,233
Short-term investments†	5,124,198	—	—	5,124,198
Total investments	$798,025,431	—	—	$798,025,431

†	See Schedule of Investments for additional detailed categorizations.

(b) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Portfolio does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(c) Foreign investment risks. The Portfolio’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends

ClearBridge Variable Aggressive Growth Portfolio 2018 Annual Report	23

Notes to financial statements (cont’d)

in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Portfolio may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Portfolio on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Portfolio has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Portfolio’s financial statements.

Management has analyzed the Portfolio’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2018, no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

24	ClearBridge Variable Aggressive Growth Portfolio 2018 Annual Report

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Portfolio had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Portfolio’s subadviser. Western Asset Management Company, LLC (formerly Western Asset Management Company) (“Western Asset”) manages the portion of the Portfolio’s cash and short-term instruments allocated to it. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolio, except for the management of the portion of the cash and short-term instruments allocated to Western Asset. For their services, LMPFA pays ClearBridge and Western Asset monthly an aggregate fee equal to 70% of the net management fee it receives from the Portfolio.

As a result of expense limitation arrangements between the Portfolio and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I and Class II shares did not exceed 0.90% and 1.15%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Portfolio, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

ClearBridge Variable Aggressive Growth Portfolio 2018 Annual Report	25

Notes to financial statements (cont’d)

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Portfolio’s sole and exclusive distributor.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$1,603,410
Sales	63,874,189

At December 31, 2018, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$346,957,396	$507,666,900	$(56,598,865)	$451,068,035

4. Derivative instruments and hedging activities

During the year ended December 31, 2018, the Portfolio did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Portfolio has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Portfolio pays service and/or distribution fees with respect to its Class II shares calculated at the annual rate of 0.25% of the average daily net assets of the class. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2018, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class I	—	$3,401
Class II	$463,558	5,265
Total	$463,558	$8,666

6. Distributions to shareholders by class

	Year Ended December 31, 2018	Year Ended December 31, 2017
Net Investment Income:
Class I	$4,488,967	$3,737,986
Class II	711,051	462,056
Total	$5,200,018	$4,200,042

26	ClearBridge Variable Aggressive Growth Portfolio 2018 Annual Report

	Year Ended December 31, 2018	Year Ended December 31, 2017
Net Realized Gains:
Class I	$46,453,529	$47,903,217
Class II	12,089,853	11,528,054
Total	$58,543,382	$59,431,271

7. Shares of beneficial interest

At December 31, 2018, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Portfolio has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Class I
Shares sold	992,319	$27,442,908	975,599	$26,635,591
Shares issued on reinvestment	2,030,383	50,942,495	1,920,969	51,641,203
Shares repurchased	(3,497,145)	(98,134,494)	(3,316,726)	(90,762,072)
Net decrease	(474,443)	$(19,749,091)	(420,158)	$(12,485,278)

Class II
Shares sold	1,327,121	$36,560,384	1,220,625	$32,810,435
Shares issued on reinvestment	518,547	12,800,905	452,619	11,990,110
Shares repurchased	(1,347,417)	(37,229,189)	(1,468,953)	(39,331,861)
Net increase	498,251	$12,132,100	204,291	$5,468,684

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2018	2017
Distributions paid from:
Ordinary income	$6,434,058	$4,551,896
Net long-term capital gains	57,309,342	59,079,417
Total distributions paid	$63,743,400	$63,631,313

ClearBridge Variable Aggressive Growth Portfolio 2018 Annual Report	27

Notes to financial statements (cont’d)

As of December 31, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$1,570,996
Undistributed long-term capital gains — net	4,705,047
Total undistributed earnings	$6,276,043
Other book/tax temporary differences(a)	(79,379)
Unrealized appreciation (depreciation)(b)	451,081,230
Total accumulated earnings (losses) — net	$457,277,894

(a)	Other book/tax temporary differences are attributable to the book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and book/tax differences in the basis of certain investments.

9. Recent accounting pronouncement

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Portfolio adopted the Final Rule with the most notable impacts being that the Portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets. The tax components of distributable earnings and distributions to shareholders continue to be disclosed within the Notes to Financial Statements.

28	ClearBridge Variable Aggressive Growth Portfolio 2018 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Variable Equity Trust and Shareholders of ClearBridge Variable Aggressive Growth Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ClearBridge Variable Aggressive Growth Portfolio (one of the funds constituting Legg Mason Partners Variable Equity Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018 and the statement of changes in net assets and the financial highlights for each of the two years in the period ended December 31, 2018, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2016 and the financial highlights for each of the periods ended on or prior to December 31, 2016 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 15, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

February 13, 2019

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not been able to determine the specific year we began serving as auditor.

ClearBridge Variable Aggressive Growth Portfolio 2018 Annual Report	29

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement of ClearBridge Variable Aggressive Growth Portfolio (the “Fund”), pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which ClearBridge Investments, LLC (“ClearBridge”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company, LLC (“Western Asset” and, together with ClearBridge, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments allocated to it by the Manager. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements and services provided to the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of

30	ClearBridge Variable Aggressive Growth Portfolio

the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the services provided to the Legg Mason fund complex and the Manager’s commitment to continue to provide effective and efficient investment management and shareholder services. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and ClearBridge’s brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

Fund performance

The Board received and reviewed performance information for the Fund and for all multi-cap core funds underlying variable insurance products (the “Performance Universe”) selected by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management at periodic intervals information on the investment performance of the Fund in comparison to similar mutual funds and benchmark performance indices. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2018. The Fund performed below the median performance of the funds in the Performance Universe for the one- and three-year periods, but performed better than the median performance of the funds in the Performance Universe for the five- and ten-year periods and was ranked in the first quintile of the funds in the Performance

ClearBridge Variable Aggressive Growth Portfolio	31

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Universe for the ten-year period. The Board reviewed performance information provided by the Manager for periods ended September 30, 2018, which showed that the Fund’s performance was below the Broadridge category average during the third quarter. The Board also reviewed information prepared by Broadridge comparing the Fund’s annualized total return for the three-year period ended June 30, 2018 in relation to the Fund’s standard deviation to that of the funds in the Performance Universe. The Trustees noted that the Manager and ClearBridge were committed to providing the resources necessary to assist the Fund’s portfolio managers. Based on its review, the Board was satisfied with the Fund’s long-term performance. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee rate (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers does not increase the fees and expenses incurred by the Fund.

The Board also reviewed information regarding the fees the Manager and ClearBridge charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, institutional separate and commingled accounts and retail managed accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Advisers. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and the Fund’s overall expense ratio with those of a group of 11 multi-cap core funds underlying variable insurance products selected by Broadridge as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by

32	ClearBridge Variable Aggressive Growth Portfolio

Broadridge consisting of all multi-cap core funds underlying variable insurance products (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee was higher than the median of management fees paid by the funds in the Expense Group and the funds in the Expense Universe, and that the Fund’s total expense ratio was higher than the median of the total expense ratios of the funds in the Expense Group and the funds in the Expense Universe. The Trustees also noted the Manager’s fee waiver and/or expense reimbursement arrangement.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that the Manager instituted breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund’s assets grow. The Board noted that the Fund’s assets were slightly below the specified asset level at which one or more breakpoints to its Contractual Management Fee are triggered. The Board noted, however, that the Contractual Management Fee increases the potential for sharing economies of scale with shareholders to the extent the Fund’s assets grow than if no breakpoints were in place. The Board also noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize other economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

ClearBridge Variable Aggressive Growth Portfolio	33

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services such as 529 College Savings Plans and retail managed accounts.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

34	ClearBridge Variable Aggressive Growth Portfolio

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge Variable Aggressive Growth Portfolio (the “Portfolio”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Portfolio is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Portfolio at 1-877-721-1926.

Independent Trustees†

Paul R. Ades

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Dwight B. Crane

Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

ClearBridge Variable Aggressive Growth Portfolio	35

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† cont’d

Althea L. Duersten

Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard

Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Fealds, Inc. (business development) (since 2016); formerly, President, Avatar International Inc. (business development) (1998 to 2015)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Howard J. Johnson

Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Jerome H. Miller

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

36	ClearBridge Variable Aggressive Growth Portfolio

Independent Trustees† cont’d

Ken Miller

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Thomas F. Schlafly

Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 146 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	137
Other board memberships held by Trustee during past five years	None

ClearBridge Variable Aggressive Growth Portfolio	37

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers

Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

38	ClearBridge Variable Aggressive Growth Portfolio

Additional Officers cont’d

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Richard F. Sennett Legg Mason 100 International Drive, Baltimore, MD 21202

Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

ClearBridge Variable Aggressive Growth Portfolio	39

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Portfolio within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Portfolio, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

40	ClearBridge Variable Aggressive Growth Portfolio

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2018:

Record date	6/20/2018	12/13/2018
Payable date	6/21/2018	12/14/2018
Ordinary income:
Dividends qualifying for the dividends
received deduction for corporations	100.00%	100.00%
Long-term capital gain dividend	$0.410900	$1.333010

Please retain this information for your records.

ClearBridge Variable Aggressive Growth Portfolio	41

ClearBridge

Variable Aggressive Growth Portfolio

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon (“BNY”)*

*	Effective March 12, 2018, BNY became custodian.

Transfer agent

BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered

public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

ClearBridge Variable Aggressive Growth Portfolio

The Portfolio is a separate investment series of Legg Mason Partners Variable Equity Trust, a Maryland statutory trust.

ClearBridge Variable Aggressive Growth Portfolio

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. To obtain information on Form N-Q, shareholders can call the Portfolio at 1-877-721-1926.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Portfolio at 1-877-721-1926, (2) at www.leggmason.com/variablefunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Variable Aggressive Growth Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.leggmason.com

© 2019 Legg Mason Investors Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identify verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and cred-itworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2019 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX010541 2/19 SR19-3538

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Dwight B. Crane, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Dwight B. Crane as the Audit Committee’s financial experts. Dwight B. Crane is an “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2017 and December 31, 2018 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $298,780 in December 31, 2017 and $537,805 in December 31, 2018.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2017 and $0 in December 31, 2018.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $46,420 in December 31, 2017 and $0 in December 31, 2018. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Variable Equity Trust., were $0 in December 31, 2017 and $33,000 in December 31, 2018

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Variable Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Variable Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2017 and December 31, 2018; Tax Fees were 100% and 100% for December 31, 2017 and December 31, 2018; and Other Fees were 100% and 100% for December 31, 2017 and December 31, 2018.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Variable Equity Trust during the reporting period were $160,000 in December 31, 2017 and $678,000 in December 31, 2018.

(h) Yes. Legg Mason Partners Variable Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

Thomas F. Schlafly

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 22, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 22, 2019

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	February 22, 2019